VOLU-SOL REAGENTS, INC.

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of November 15, 2007, is entered into by and between Volu-Sol Reagents, Inc., a Utah corporation (the “Company”) and ADP Management (the “Purchaser”).  In consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

1.	Authorization; Sale of Shares; Issuance of Warrants.

1.1           Authorization.  The Company has, or before the Closing (as defined in Section 2) will have, duly authorized the sale and issuance in this offering, pursuant to the terms of this Agreement, a minimum of 5,000,000 shares of the Company’s Common Stock (the ”Shares”).

1.2           Sale of Shares.  Subject to the terms and conditions of this Agreement, at the Closing (as defined in Section 2.2), the Company will sell and issue to the Purchaser, and the Purchaser will purchase, 2,500,000 Shares for the purchase price of $.40 per share (the “Purchase Price”).

1.3           Use of Proceeds.  The Company will use the proceeds from the sales of the Shares for product development and other general corporate purposes.

2.           Closing.

2.1           The Closing.  Subject to the terms and conditions of this Agreement, the closing (the “Closing”) of the sale and purchase of the Securities under this Agreement shall take place on the date of this Agreement (the “Closing Date”.) At the Closing:

(a)           The Company shall deliver to the Purchaser a certificate, as of the most recent practicable dates, as to the corporate good standing of the Company issued by the Secretary of State of the State of Utah;

(b)           The Company shall deliver to the Purchaser a copy of the Articles of Incorporation of the Company;

(c)           The Company shall deliver to the Purchaser a resolution of the Board of Directors of the Company, authorizing and approving all matters in connections with this Agreement and the transactions contemplated hereby;

(d)           The Company shall deliver to the Purchaser a certificate for the Shares registered in the name of such Purchaser;

(e)           The Purchaser shall pay to the Company, by wire transfer of immediately available funds, the Purchase Price for the Shares being purchased.  The Closing shall not be deemed to occur, and all such payments by any Purchaser shall be deemed to be held in escrow, until the Purchaser shall have tendered to the Company the payments of the Purchase Price.

3.           Representations of the Company.  The Company hereby represents and warrants to the Purchaser that the statements contained in this Section 3 are complete and accurate as of the date of this agreement.

3.1           Organization and Standing.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the Sate of Utah and has full corporate power and authority to conduct its business as presently conducted and as proposed to be conducted by it and to enter into and perform this Agreement and all other agreements required to be executed by the Company at or prior to the Closing pursuant to Section 2 (the “Ancillary Agreements”) and to carry out the transactions contemplated by this Agreement and the Ancillary Agreements.

3.2           Subsidiaries, Etc.  The Company has no subsidiaries and does not own or control, directly or indirectly, any shares of capital stock of any other corporation or any interest in any partnership, limited liability company, joint venture or other non-corporate business enterprise.

3.3           Capitalization.

    (a)        The authorized capital stock of the Company (immediately prior to the Closing) consists of (i) 50,000,000 shares of Common Stock, $.00001 par value per share, of which, as of January 31, 2007, 5,000,000 shares are issued and outstanding and no shares are held in the treasury of the Company, and (ii) 10,000,000 shares of Preferred Stock, $.0001 par value per share, of which 0 shares are issued.  All issued and outstanding capital stock of the Company has been duly authorized and validly issued, is fully paid and nonassessable and has been issued in compliance with all federal and state securities laws.

    (b)        Except as set forth in this Section 3.3, (i) no subscription, warrant, option, convertible security or other right (contingent or otherwise) to purchase or acquire any shares of capital stock of the Company is authorized or outstanding, and there are no statutory or contractual stockholders’ preemptive rights or rights of refusal with respect to the issuance of the Shares, (ii) the Company has no obligation (contingent or otherwise) to issue any subscription, warrant, option, convertible security or other such right, or to issue or distribute to holders of any shares of its capital stock any evidences of indebtedness or assets of the Company. (iii) the Company has no obligation (contingent or otherwise) to purchase, redeem, or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or to make any other distribution in respect thereof, and (iv) there are no outstanding or authorized stock appreciation, phantom stock or similar rights with respect to the Company.

3.4           Issuance of Shares.  The issuance, sale and delivery of the Shares in accordance with this Agreement, have been, or will be on or prior to the Closing, duly authorized by all necessary corporate action on the part of the Company, and all such shares have been reserved for issuance by the Board of Directors.  The Shares when so issued, sold and delivered against payment therefore in accordance with the provisions of this Agreement, when issued upon such conversion, will be duly and validly issued, fully paid, and nonassessable, and free of restrictions on transfer other than restrictions imposed or created under this Agreement of the Ancillary Agreements, restrictions required as necessary to qualify this offering as exempt from the registration and requirements of the Securities Act of 1933, as amended (together with the rules and regulations thereunder, the “Securities Act”) of any other applicable law, or by the Purchaser.

3.5           Authority for Agreement; No Conflict.  The execution, delivery and performance by the Company of this Agreement and the Ancillary Agreements, and the consummation by the Company of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action.  This Agreement has been, and the Ancillary Agreements when executed at the Closing will be, duly executed and delivered by the Company and constitute valid and binding obligations of the Company enforceable in accordance with their respective terms.  The execution and delivery of this Agreement and the Ancillary Agreements, the consummation of the transactions contemplated hereby and thereby and the compliance with their respective provisions by the Company will not (a) conflict with or violate any provision of the Articles of Incorporation or By-laws of the Company, (b) conflict with, result in a breach of, constitute (with or without due notice or lapse of time or both) a default under, result in the acceleration of obligations under, create in any party the right to accelerate, terminate, modify or cancel, or require any notice, consent or waiver under, any contract, lease, sublease, license, sublicense, franchise, permit, indenture, agreement or mortgage for borrowed money, instrument of indebtedness, Security Interest (as defined below) or other arrangement to which the Company is a party or by which the Company is bound or to which its assets are subject, (c) result in the imposition of any Security Interest upon any assets of the Company or (d) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company or any of its properties or assets.  For purposes of this Agreement, “Security Interest” means any mortgage, pledge, security interest, encumbrance, charge or other lien (whether arising by contract or by operation of law).

3.6           Governmental Consents.  No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any local, state, federal or foreign court, arbitrational tribunal, administrative agency or commission or the other governmental or regulatory authority or agency (each of the foregoing is hereafter referred to as a “Governmental Entity”) is required on the part of the Company in connection with the offer, issuance, sale and delivery of the Shares, the issuance and delivery of the shares of Common Stock issuable upon conversion of the Shares or the other transactions to be consummated at the Closing, as contemplated by this Agreement and the Ancillary Agreements, except such filings as shall have been made prior to and shall be effective on and as of the Closing and such filings required to be made after the Closing under applicable federal and state securities laws, all of which filings are specified in the Disclosure Schedule.

3.7           Litigation.  There is no action, suit or proceeding, or governmental inquiry or investigation, pending, or, to the best of the Company’s knowledge, any basis therefore or threat thereof, against the Company, which (a) questions the validity of this Agreement, the Ancillary Agreements of the right of the Company to enter into any such agreements or (b) might result, either individually or in the aggregate, in a Company Material Adverse Effect.  The Company is not a party to or subject to the provisions of any injunction, judgment, decree of order of any Government Entity.

3.8           Financial Statements.  The Company has made available to the purchaser a complete and accurate copy of (a) the unaudited balance sheet of the Company at September 30, 2004, 2005 and 2006 and the related unaudited statements of operations.

3.9           Absence of Undisclosed Liabilities.  The Company does not have any liability (whether known or unknown and whether absolute or contingent), except for (a) liabilities shown on the Balance Sheet, (b) liabilities not in excess of $5,000 in the aggregate, which have arisen since the Balance Sheet Date in the ordinary course of business and (c) contractual liabilities incurred in the ordinary course of business which are not required by GAAP to be reflected on a balance sheet and which could not, either individually or in the aggregate, have or reasonably be expected to result in a Company Material Adverse Effect.

3.10         Off-Balance Sheet Arrangements.  There is no transaction, arrangement or other relationship between the Company and an unconsolidated or other off-balance sheet entity that is required to be disclosed by the Company under the Securities Exchange Act of 1934, as amended (together with the rules and regulations of the Commission promulgated thereunder, the “Exchange Act”) and is not so disclosed or that otherwise could reasonably be expected to have a Company Material Adverse Effect.

3.11         Absence of Changes.  Since the unaudited Balance Sheet Date, there has been no event of development that, individually or in the aggregate, has had or could reasonably be expected to have a Company Material Adverse Effect.

3.12         Foreign Corrupt Practices.  Neither the Company, nor any director, officer, agent, employee or other person acting on behalf of the Company has, in the course of its actions for, or on behalf of, the Company (i) used any corporate funds for any unlawful contribution, gift, entertainment or any foreign or domestic government official or employee from corporate funds; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employees.

3.13	Taxes.

 (a)        For purposes of this Agreement: (i) “Tax” of “Taxes” mean all taxes, charges, fees, levies or other similar assessments or liabilities, including without limitation income, gross receipts, ad valorem, premium, value-added, excise, real property, personal property, sales, use, transfer, withholding, employment, unemployment insurance, social security, business license, business organization, environmental, workers compensation, payroll, profits, license, lease, service, service use, severance, stamp, occupation, windfall profits, customs, duties, franchise and other taxes imposed by the United States of America of any state, local or foreign government, or any other Governmental Entity, and any interest, fines, penalties, assessments or additions to tax resulting from, attributable to or incurred in connection with any tax or any contest or dispute thereof; and (ii) “Tax Returns” means all reports, returns, declarations, statements or other information required to be supplied to a taxing authority in connection with Taxes and any amendment thereof.

 (b)        The amount shown on the Balance Sheet as provision for Taxes is sufficient in all material respects for the payment of all unpaid Taxes for all periods ending on or before the date thereof.  The Company has timely filed or obtained and presently effective extensions with respect to all Tax Returns that are or were required to be filed by it, such Tax Returns are complete and accurate in all material respects and all Taxes shown thereon to be due have been timely paid.  The Company has no knowledge of any tax deficiency which has been or might be asserted or threatened against it and that could reasonably be expected to have a Company Material Adverse Effect. All Taxes that the Company is or was required by law to have withheld or collected have been duly withheld or collected and, to the extent required, have been timely paid to the proper Governmental Entity, and no controversy with respect to Taxes is pending or, to the best of the Company’s knowledge, threatened.  Neither the Company nor, to the knowledge of the Company any of its stockholders, has ever filed an election pursuant to Section 1362 of the Internal Revenue Code of 1986, as amended (the “Code”), that the Company be taxed as an S corporation.

 (c)        The Company is not now and has never been a “United States real property holding corporation” as defined in Section 897(c)(2) of the Code and the Treasury Regulations thereunder.

3.14         Property and Assets.  The Company has good and marketable title to, or a valid leasehold interest in, all of its material properties and assets, including all properties and assets reflected in the Balance Sheet.

3.15         Insurance.  The Company maintains valid policies of workers’ compensation insurance and of insurance with respect to its properties and business of the kinds and in the amounts not less than are customarily obtained by corporations of established reputation engaged in the same of similar business and similarly situated, including, without limitation, insurance against loss, damage, fire, theft, public liability and other risks.

3.16         Compliance.  The Company has complied with all laws, regulations and orders applicable to its present and proposed business and has all permits and licenses required thereby, except to the extent such a violation could not reasonably be expected to result in or have a Company Material Adverse Effect.  There is no term or provision of any mortgage, indenture, contract, agreement or instrument to which the Company is a party of by which it is bound, or, to the best of the Company’s Entity applicable to or binding upon the Company, which has or could reasonably be expected to result in or have a Company Material Adverse Effect.  To the best of the Company’s knowledge, none of the employees of the Company is in violation of any term of any contract or covenant (either with the Company or with another entity) relating to employment, patents, assignment of inventions, proprietary information disclosure, non-competition or non-solicitation.

3.17	Employees.

 (a)        All current and former employees of the Company who have or have had access to confidential or proprietary information of the Company have executed and delivered nondisclosure and assignment of inventions agreements and all of such agreements are in full force and effect.

 (b)        The Company is not aware that any employee of the Company has plans to terminate his or her employment relationship with the Company.  All employees of the Company are engaged by the Company on a full time basis.  The Company has complied in all material respects with all applicable laws relating to wages, hours, equal opportunity, collective bargaining, workers’ compensation insurance and the payment of social security and other Taxes.  None of the employees of the Company is represented by any labor union, and there is no labor strike or other labor trouble pending with respect to the Company (including, without limitation, any organizational drive) or, to the best of the Company’s knowledge, threatened.

3.18         ERISA.  The Company does not have or otherwise contribute to or participate in any employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, other than a medical benefit plan with respect to which the Company has made all required contributions and has complied with all applicable laws.

3.19         Books and Records.  The minute books of the Company contain complete and accurate records of all meetings and other corporate actions of its stockholders and its Board of Directors and committees thereof.  The stock ledger of the Company is complete and accurate and reflects all issuances, transfers, repurchases and cancellations of shares of capital stock of the Company.

3.20         Non-Public Information.  The Company has not disclosed to the purchaser information that would constitute material non-public information as of the Closing.

3.21         Disclosures.  Neither this Agreement nor any Exhibit hereto, nor any Ancillary Agreement nor any report, certificate or instrument furnished by the Company to any of the Purchaser or its counsel in connection with the transactions contemplated by this Agreement, when read together, contains or will contain any untrue statement of a material fact or omits or will omit to sate a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.  Each projection furnished was prepared in good faith based on reasonable assumptions and represents the Company’s best estimate of future results based on information available as of the date of such projections.

3.22         Use of Purchaser Name.  Except as may be required by applicable law or regulation, the Company shall not use the Purchaser’s name in any advertisement, announcement, press release or other similar public communication unless is has received the prior written consent of the Purchaser for the specific use contemplated or as otherwise required by applicable law or regulation.

4.         Representations of the Purchaser.  The Purchaser represents and warrants to the Company as follows:

4.1           Investment.  The Purchaser is acquiring the Shares for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same; and, except as contemplated by this Agreement, and the Exhibits hereto, the Purchaser has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof.

4.2           Accredited Investor.  The Purchaser is an “accredited investor” as defined in Rule 501(a) under the Securities Act.

4.3           Authority.  The Purchaser has full power and authority to enter into and to perform this Agreement and the Ancillary Agreement in accordance with their terms.  If the Purchaser is a corporation, limited liability Company, partnership or trust represents that is have no been organized, reorganized or recapitalized specifically for the purpose of investing in the Company.

4.4           Disclosure and Experience.  Such Purchaser has carefully read and reviewed the information, representations, and risks concerning the Company contained in this Agreement any Ancillary Agreement, and any exhibits or schedules thereto or documents incorporated by reference therein.  The officers of the Company have made available to such Purchaser any and all written information which he, she or it has requested and have answered to such Purchaser’s satisfaction all inquiries made by such Purchaser; and such Purchaser has sufficient knowledge and experience in finance and business that he, she or it is capable of evaluating the risks and merits of his, her or its investment in the Company and such Purchaser is able financially to beat the risks thereof.

4.5           No Outside Representations.  The Purchaser acknowledges that it is not relying upon statements or representations by any person, firm or corporation, other than the Company, in making its decision to invest in the Company.

4.6           Risk Factors.  The Purchaser agrees and acknowledges that it has been informed about and fully understands that there are risks associated with an investment in the Company.

4.7           Sole Party in Interest.  The Purchaser represents and warrants that it is the sole and true party in interest with respect o the Shares being issued to it.

4.8           Investment Purpose.  The Purchaser represents and warrants that it is acquiring the Shares for its own account, for investment  purposes, and not for the account of benefit of any other person or entity or for or with a view to resale or distribution thereof, and it has no present intention to effect any distribution of the Shares, provided that the disposition of the Shares owned by such Purchaser shall at all times be and remain within its control, subject to the provisions of this Agreement and the Ancillary Agreements.

4.9           Knowledge and Experience.  The Purchaser is experienced in evaluating and making speculative investments, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment in the Company.  The Purchaser understands that an investment in the Company is speculative and has concluded that its proposed investment is appropriate in light of its overall investment objectives and financial situation.

4.10         Disclosure: Access to Information.  The Purchaser has received, read and understands this Agreement; that all documents, records, books, and other information pertaining to its investment in the Company requested by it have been made available for inspection and copying and there are no additional materials or documents that have been requested by it that have not been made available by or on behalf of the Company.

4.11         Accuracy of Representations and Information.  All representations made by the Purchaser in this Agreement, and all other information provided by it to the Company concerning it, are correct and complete in all material respects as of the date hereof, and further that if there is any material change in such information before the Closing Date and the issuance of the Shares, it promptly will provide such information to the Company.

4.12         Tax Matters.  The Purchaser represents and warrants that is has reviewed and understands the U.S. federal and any applicable state income tax aspects of its purchase of the Shares, and has received such advice in this regard as it deems necessary from qualified sources such as attorneys, tax advisors or accountants, and is not relying on any representative or employee of the Company for such advice.

4.13         Manner of Sale.  The Purchaser represents and warrants that at no time was such Purchaser presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising.

4.14         Liquidity.  The Purchaser presently has sufficient liquid assts to pay the Purchase Price for all Shares to be purchased by it hereunder, has adequate means of providing for its current needs and contingencies and has no need for liquidity in its investment in the Company or for a source of income from the Company and is capable of bearing the economic risk and the burden of the investment contemplated by this Agreement including, but not limited to, the possibility of the complete loss of the value of the Shares and the limited transferability of the Shares, which may make the liquidation of the Shares impossible in the near future.

4.15         Absence of Conflicts.  Neither the execution and delivery of this Agreement or any other agreement or instrument to be executed in connection therewith, nor the consummation of the transactions contemplated thereby and compliance with the requirements thereof, will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Purchaser, of the provision of any indenture, instrument or agreement to which it is a party or is subject, or by which it or any of its properties is bound, or conflict with or constitute a material default thereunder, or result in the creation or imposition of any lien pursuant to the terms of any such indenture, instrument or agreement, or constitute a breach of any fiduciary duty owed by or to it to any third party, or require the approval of any third party pursuant to any material contract, agreement, instrument, relationship or legal obligation to which it is subject or to which any of its properties, operations or management may be subject.  If the Purchaser is, or is purchasing Shares on behalf of, a mutual fund, venture capital fund, investment partnership, or other entity formed fro the purpose of group investing on behalf of fun equity owners (an “Investment Fund”), the Purchaser has made its own determination of the suitability of an investment in Shares for the Investment Fund and an investment in Shares satisfies all diversification, liquidity and other requirements applicable to an investment by such Investment Fund.

5.         Transfer of Shares.

5.1           Restricted Shares.  “Restricted Shares” means (a) the Shares, and (b) any other shares of capital stock of the Company issued in respect of such shares (as a result of stock splits, stock dividends, reclassifications, recapitalizations or similar events); provided, however, that shares of Common Stock which are Restricted Shares shall cease to be Restricted Shares (x) upon any sale pursuant to a registration statement under the Securities Act, Section 4(1) of the Securities Act or Rule 144 under the Securities Act or (y) at such time as they become eligible for sale under Rule 144(k) under the Securities Act.

5.2	Requirements for Transfer.

 (a)        Restricted Shares shall not be sold or transferred unless either (i) they first shall have been registered under the Securities Act, or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act.

 (b)        Notwithstanding the foregoing, no registration or opinion of counsel shall be required for (i) a transfer by the Purchaser to an Affiliated Party (as such term is defined below) or such Purchaser, (ii) a transfer by the Purchaser which is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner, or (iii) a transfer by the Purchaser which is a limited liability company to a member of such limited liability company or a retired member who resigns after the date hereof or to the estate of any such member or retired member; provided that the transferee in each case agrees in writing to be subject to the terms of this Section 5 to the same extent as if it were the original Purchaser hereunder, or (iv) a transfer made in accordance with Rule 144 under the Securities Act.  For purposes of this Agreement “Affiliated Party” shall mean, with respect to the Purchaser, any person or entity which, directly or indirectly, controls, is controlled by or is under common control with such Purchaser, including, without limitation, any general partner, officer or director of such Purchaser

5.3           Legend.  Each certificate representing Restricted Shares shall bear a legend substantially in the following form:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURTIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL SUCH SHARES ARE REGISTERED UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.”

5.4           The foregoing legend shall be removed from the certificates representing any Restricted Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Securities Act.

6.	Indemnification.

6.1           The Company hereby agrees to indemnify, defend and hold harmless the Purchaser and its respective affiliates, directors, officers, trustees, employees and representatives (any of the foregoing, a “Purchaser Indemnified Party”), from and against any and all causes of action, suits, losses, liabilities, claims, obligations, damages, deficiencies, costs and expenses, fines or penalties, including interest, reasonable attorneys’ fees and all reasonable amounts paid in investigation, defense or settlement of any of the foregoing (“Losses”) suffered, sustained, incurred or required to be paid by any such Purchaser Indemnified Party due to, based upon or arising out of any material inaccuracy in, or any material breach of, a representation or warranty of the Company contained in this Agreement.

6.2           The Purchaser hereby agrees to indemnify, defend and hold harmless the Company and its affiliates, directors, officers, trustees, managers, employees and representatives (any of the foregoing, a “Company Indemnified Party”), from and against any Losses suffered, sustained, incurred or required to be paid by any such Company Indemnified Party due to, based upon or arising out of any material inaccuracy in, or any material breach of, a representation or warranty of such Purchaser contained in this Agreement.

7.	Miscellaneous.

7.1           Successors and Assigns.  This Agreement, and the rights and obligations of the Purchaser hereunder, may be assigned by such Purchaser to (a) any person or entity to which Shares are transferred by such Purchaser, or (b) to any affiliate, partner, member, stockholder or subsidiary of such Purchaser, and, in each case, such transferee shall be deemed a “Purchaser” for purposes of this Agreement; provided that each such assignment of rights shall be contingent upon the transferee providing a written instrument to the Company notifying the Company of such transfer and assignment and agreeing in writing to be bound by the terms of this Agreement.  The Company may not assign its rights under this Agreement.

7.2           Survival of Representations and Warranties.  All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the closings of the transactions contemplated hereby.

7.3           Brokers.  The Company and the Purchaser each (a) represents and warrants to the other parties hereto that he, she or it has not retained a finder or broker in connection with the transactions contemplated by this Agreement, and (b) will indemnify and save the other parties harmless from and against any and all claims, liabilities or obligations with respect to brokerage or finders’ fees or commissions, or consulting fees in connection with the transactions contemplated by this Agreement asserted by any person on the basis of any statement or representation alleged to have been made by such indemnifying party.

7.4           Severability.  The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

7.5           Specific Performance.  In addition to any and all other remedies that may be available at lay in the event of any breach of this Agreement, the Purchaser shall be entitled to specific performance of the agreements and obligations of the Company hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

7.6           Governing Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of Utah (without reference to the conflicts of law provisions thereof), as to all other matters.

7.7           Notices.  All notices, requests, consents and other communications under this Agreement shall be in writing and shall be deemed delivered (a) three business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (b) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient as set forth below:

If to the Company, at

Volu-Sol Reagents, Inc.
5095 West 2100 South
West Valley, UT 84120
Attn: Chief Financial Officer
Telephone No.: (801) 974-9474
Facsimile No.: (801) 974-9553

With a copy (which shall not constitute notice), to

Durham Jones & Pinegar, P.C.
111 East Broadway, Suite 900
Salt Lake City, UT 84111
Attn: Wayne D. Swan
Telephone No.: (801) 415-3000
Facsimile No.: (801) 415-3500

If to Purchaser, at

_____________________
_____________________
_____________________

With a copy to:

_____________________
_____________________
_____________________

Any party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended.  Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section.

7.8           Complete Agreement.  This Agreement (including its Exhibits) constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

7.9           Amendments and Waivers.  This Agreement may be amended or terminated and the observance of any term of this Agreement may be waived with respect to all parties to this Agreement (either generally or in a particular instance and either retroactively or prospectively), with the written consent of both the Company and the Purchaser.  No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

7.10         Pronouns.  Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

7.11         Counterparts; Facsimile Signatures.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which shall constitute one and the same document.  This agreement may be executed by facsimile signatures.

7.12         Section Headings and References. The section headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.  Any reference in this agreement to a particular section or subsection shall refer to a section or subsection of this Agreement, unless specified otherwise.

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Executed as of the date first written above.

COMPANY:

VOLU-SOL REAGENTS, INC.

__________________________

By: _______________________

Purchaser:

__________________________

EXHIBIT A

Unaudited Financial Statements

EXHIBIT B

Business Plan